UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 10, 2010
PolyOne Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-16091 (Commission File No.)	34-1730488 (I.R.S. Employer Identification No.)

PolyOne Center, 33587 Walker Rd. Avon Lake, Ohio	44012
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(440) 930-1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-12.1
EX-23.1
EX-99.1

Item 8.01 Other Events.
     Update of Annual Report on Form 10-K. PolyOne Corporation (the “Company”) is filing this Current Report on Form 8-K to update portions of its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed on February 18, 2010 (the “2009 Form 10-K”), to reflect the following changes, which were effective during the first quarter of 2010, for all periods presented therein:
•	a change in the method of accounting for inventories in the United States from the last-in, first-out (“LIFO”) cost method to the first-in, first-out (“FIFO”) cost method; and

•	a change in the Company’s organizational reporting structure to five reportable segments: Global Color, Additives and Inks; Global Specialty Engineered Materials; Performance Products and Solutions; PolyOne Distribution; and SunBelt Joint Venture.
     The following portions of the 2009 Form 10-K have been updated solely to reflect the retrospective presentation of the change in accounting to FIFO and the changes to the Company’s reportable segments, and are filed herewith as Exhibit 99.1 and incorporated herein by reference:
•	Item 1 — Business

•	Item 6 — Selected Financial Data

•	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 — Financial Statements and Supplementary Data
     No Items of the 2009 Form 10-K other than those identified above are being updated by this filing. Information in the 2009 Form 10-K is generally stated as of December 31, 2009 and this filing does not reflect any subsequent information or events other than the updates described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2009 Form 10-K and such Quarterly Report on Form 10-Q and other filings.
     Ratio of Earnings to Fixed Charges. The Company’s ratio of earnings to fixed charges for the periods presented in this Current Report on Form 8-K is set forth in Exhibit 12.1 attached hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Exhibit Description
12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP

99.1	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2010

POLYONE CORPORATION
By:	/s/ Robert M. Patterson
	Name:	Robert M. Patterson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
12.1	Ratio of Earnings to Fixed Charges

23.1	Consent of Independent Registered Public Accounting Firm — Ernst & Young LLP

99.1	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2009